Exhibit 99.46

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-M

KEY PERFORMANCE FACTORS
March 31, 2000



Expected B Maturity 11/15/2004


Blended Coupon 6.6788%


Excess Protection Level
3 Month Average   5.74%
March, 2000   5.91%
February, 2000   6.05%
January, 2000   5.26%


Cash Yield19.39%


Investor Charge Offs 4.70%


Base Rate 8.79%


Over 30 Day Delinquency 4.65%


Seller's Interest 8.73%


Total Payment Rate15.20%


Total Principal Balance$49,480,326,758.32


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,321,526,239.83